UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) October 7, 2004


                                 LINCOLN BANCORP
             (Exact name of registrant as specified in its charter)


          INDIANA                     000-25219                   35-2055553
(State or other jurisdiction    Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


1121 East Main Street, Plainfield, Indiana                  46168-0510
 (Address of principal executive offices)                   (Zip Code)


                                 (317) 839-6539
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On October 7, 2004, Lincoln Bancorp announced that its Board of Directors has authorized management to file an application with the Indiana Department of Financial Institutions to convert Lincoln Bank, its wholly-owned subsidiary, from a federally chartered savings bank to a state chartered commercial bank. This announcement is more fully described in the press release filed as Exhibit 99 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.



Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

          99 Press release dated October 7, 2004, issued by Lincoln Bancorp related to conversion of Lincoln Bank, its wholly-owned subsidiary, from a federally chartered savings bank to a state chartered commercial bank





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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date:  October 8, 2004                 LINCOLN BANCORP



                                        By /s/ John M. Baer
                                           -------------------------------------
                                           John M. Baer, Secretary and Treasurer









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


                                  EXHIBIT INDEX



Exhibit Number        Exhibit Description
--------------        -------------------

99                    Press Release dated October 7, 2004, issued by Lincoln
                      Bancorp









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